UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4630

John Hancock Investment Trust III
(Exact name of registrant as specified in charter)

101 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)

Susan S. Newton, Secretary
101 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-375-1702

Date of fiscal year end:      October 31

Date of reporting period:     October 31, 2004

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Large Cap
Growth Fund

10.31.2004

Annual Report


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A Shepherdson, Chief Executive Officer, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 15

Trustees & officers
page 29

For more information
page 33


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by nor-
mally investing at
least 80% of its
assets in stocks of
large-capitalization
companies in the
capitalization range
of the Russell Top
200 Growth Index.

Over the last twelve months

* Stock prices climbed, with most of the gains coming in late 2003 and early 2004.

* Large-cap stocks trailed small-cap stocks, while growth lagged value.

* Weak stock selection in the technology sector undermined Fund performance.


[Bar chart with heading "John Hancock Large Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended
October 31, 2004." The chart is scaled in increments of 1% with -5% at the bottom and 0% at the top. The first bar represents the -3.04% total return for Class A. The second bar represents the -3.78% total return for Class B. The third bar represents the -3.67% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

4.5% Microsoft Corp.
3.9% Pfizer, Inc.
3.8% Nextel Communications, Inc. (Class A)
3.2% Vodafone Group Plc
2.9% Amgen, Inc.
2.8% Yahoo! Inc.
2.7% Johnson & Johnson
2.7% Time Warner, Inc.
2.5% News Corporation Ltd. (The)
2.4% Freeport-McMoran Copper & Gold, Inc. (Class B)

As a percentage of net assets on October 31, 2004.

BY ROGER C. HAMILTON AND ROBERT C. JUNKIN, CPA, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Large Cap Growth Fund

Stocks were strong gainers late in 2003 and during the first few months of 2004. The market, however, began to lose momentum in February amid concerns that economic growth in the United States and China would slow. As the year unfolded, worries about the conflict in Iraq, the outcome of the U.S. presidential race and the potential for higher interest rates further unsettled the market. In addition, soaring energy prices curbed consumer and corporate spending. The economy grew at a more moderate pace, slowing earnings growth. Although uncertainty mounted throughout the summer and fall, the Standard & Poor's 500 Index returned 9.42% for the year ended October 31, 2004. Over the same period, growth stocks lagged value stocks, and large-cap stocks trailed small-cap stocks. Mega-cap growth stocks -- those issued by the largest companies -- were especially weak performers, with the Russell Top 200 Growth Index returning a modest 1.90% for the year ended October 31, 2004.

Performance review

John Hancock Large Cap Growth Fund continued to focus on mega-cap stocks with a large concentration for much of the year in economically sensitive sectors. For the 12-month period, the Fund's Class A, Class B and Class C shares returned -3.04%, -3.78% and -3.67%, respectively, at net asset value. Over the same period, the average large-cap growth fund returned 2.67%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Long-term performance information can be found on pages six and seven.

"Stocks were strong gainers late
 in 2003 and during the first
 few months of 2004. The
 market, however, began to lose
 momentum in February..."

Disappointments from technology and media

Stock selection in the technology sector was the main deterrent to performance. The Fund had a heavy concentration in tech,

[Photos of Roger Hamilton and Robert Junkin flush right next to first paragraph.]

particularly semiconductor names, which tend to benefit from an economic recovery. Starting last spring, however, many tech stocks took a nosedive as orders slowed, inventories built up and investors worried that the business cycle had peaked. Among our worst performers were semiconductor manufacturers Intel and Fairchild Semiconductor, which we sold late in the period amid concerns over the industry's near-term prospects. We held on, however, to Applied Materials, a leading semiconductor capital equipment company that also declined sharply.

The Fund sustained further losses from several software and hardware investments. BEA Systems, which develops software for building Web designs and logistics systems, suffered from weak license growth and slower-than-expected sales for its new products. On the hardware side, Emulex tumbled as orders slowed, while Nortel Networks lost market share and struggled to resolve accounting issues. We sold our stakes in all three names. We also reduced our investment in Motorola, a telecommunications equipment company that rallied nicely following a pickup in demand for its products and a recent restructuring under new management. By period end, we had significantly reduced the Fund's investment in technology. We held on, however, to a sizable stake in Yahoo!, which produced stellar returns as online advertising grew.

Winners in energy and health care

The Fund's biggest gains came from the energy sector, where tight supply and growing global demand pushed commodity prices sharply higher. The Fund benefited from an oversized stake in energy as well as strong stock selection. Top performers included EOG Resources and Apache, exploration and production companies, as well as BJ Services, which supplies drilling equipment and services. We sold both EOG and BJ Services when they approached what we viewed as full valuation.

"The Fund's biggest gains came
 from the energy sector..."

Strong stock selection in the health care sector also aided performance. Our focus was on biotechnology, medical equipment and services companies. Biogen Idec, a biotech company with a promising new multiple sclerosis drug, rallied sharply and was one

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Pharmaceuticals 10%, the second is Broadcasting & cable TV 8%, the third is Wireless telecommunication services 7%, the fourth is Biotechnology 5%, and the fifth is System software 4%.]

of our top performers. Johnson & Johnson, a well-known medical products company, and United Health Care, a health insurer, also posted strong gains. We took profits and sold both Biogen Idec and United Health Care. We kept a below-average investment in large pharmaceutical companies, which remained under pressure from patent expirations, increased generic competition and weak new product pipelines. We did, however, own a sizable stake in Pfizer, which slumped along with the industry despite the company's huge sales force advantage.

Opportunities in media, wireless and metals

We maintained the Fund's above-average stake in media, expecting advertising spending to pick up in advance of the summer Olympics and the presidential election. When this did not happen, many media stocks suffered. We shifted out of Viacom, which owns radio and television networks that are highly dependent on advertising revenues. In its place, we bought News Corporation, a leading media company with an attractive valuation and strong growth potential from overseas expansion of its satellite television

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into two sections (from top to right): Common stocks 88%, and Short-term investments & other 12%.]

business. Elsewhere, we boosted our position in wireless telecommunications. The Fund had a sizable stake in Vodafone Group, an international wireless company that benefited during the period from its leadership position in Europe. We added a new position in Nextel Communications, which is best known for its walkie-talkie feature. We thought the stock's valuation and growth prospects seemed attractive. Finally, we increased the Fund's exposure to gold and silver mining companies, believing that precious metals would hold their value even if the dollar continued to weaken and oil prices stayed high.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Intel followed by a down arrow with the phrase "Slowing economy, weaker demand, inventory build ups." The second listing is BEA Systems followed by a down arrow with the phrase "Weak license growth, slow sales for new software products." The third listing is Apache followed by an up arrow with the phrase "Soaring oil prices driven by tight supply, growing demand."]

Large-cap growth outlook

As the impact of recent tax cuts and lower interest rates begins to fade, economic growth may continue to slow. However, we believe large-cap growth stocks have the potential to do well as they tend to move into favor in the later stages of an economic recovery when investors shift their attention toward companies with consistent earnings growth. In addition, many large-cap companies have overseas exposure, which means they would benefit from a weak U.S. dollar. At period end, large-cap valuations also appeared reasonable. Going forward, our focus will be on large-cap stocks in industries whose growth is less dependent on the economy's progress, including wireless telecommunications, certain areas of health care, energy and precious metals.

"...we believe large-cap growth stocks
 have the potential to do well as they
 tend to move into favor in the later
 stages of an economic recovery..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004


                                           Class A      Class B      Class C
Inception date                            12-24-68       1-3-94       6-1-98

Average annual returns with maximum sales charge (POP)
One year                                     -7.87%       -8.60%       -4.64%
Five years                                  -16.49       -16.51       -16.22
Ten years                                    -0.16        -0.21           --
Since inception                                 --           --        -9.64

Cumulative total returns with maximum sales charge (POP)
One year                                     -7.87        -8.60        -4.64
Five years                                  -59.39       -59.44       -58.71
Ten years                                    -1.59        -2.08           --
Since inception                                 --           --       -47.83

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell Top 200 Growth Index.

                                         Russell
             Cum Value    Cum Value      Top 200
               of $10K      of $10K       Growth
Plot Date     (No Load)     (w/Load)       Index

10-31-94       $10,000       $9,500      $10,000
11-30-94         9,719        9,233        9,733
4-30-95         10,620       10,090       11,096
10-31-95        12,592       11,963       13,152
4-30-96         14,157       13,450       14,648
10-31-96        14,906       14,162       16,281
4-30-97         14,849       14,107       19,075
10-31-97        17,298       16,434       21,663
4-30-98         19,787       18,799       27,186
10-31-98        18,994       18,045       28,560
4-30-99         23,622       22,442       35,523
10-31-99        24,232       23,021       38,107
4-30-00         25,531       24,255       43,634
10-31-00        22,256       21,145       39,670
4-30-01         14,603       13,874       29,314
10-31-01        11,624       11,044       24,063
4-30-02         11,590       11,012       23,104
10-31-02         9,116        8,660       19,265
4-30-03          9,228        8,767       19,908
10-31-03        10,683       10,150       22,682
4-30-04         10,695       10,160       23,524
10-31-04        10,359        9,841       23,113

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Russell Top 200 Growth Index and is equal to $23,113 as of October 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund, before sales charge, and is equal to $10,359 as of October 31, 2004. The third line represents the value of the same hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund, after sales charge, and is equal to $9,841 as of October 31, 2004.]

                                                   Class B 1    Class C 1
Period beginning                                  10-31-94       6-1-98
Large Cap Growth Fund                               $9,792       $5,217
Index                                               23,113        8,743

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell Top 200 Growth Index is an unmanaged index containing growth-oriented stocks from the Russell Top 200 Index.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.

Account value                         Expenses paid
$1,000.00          Ending value       during period
on 4-30-04          on 10-31-04      ended 10-31-04 1
Class A                 $968.60               $8.32
Class B                  965.50               11.75
Class C                  965.50               11.77

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                         Expenses paid
$1,000.00          Ending value       during period
on 4-30-04          on 10-31-04      ended 10-31-04 1
Class A               $1,016.68               $8.53
Class B                1,013.18               12.04
Class C                1,013.16               12.05

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.68%, 2.38% and 2.38% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Issuer                                                                                         Shares           Value
Common stocks 87.63%                                                                                     $149,558,370
(Cost $134,329,773)

Air Freight & Logistics 1.07%                                                                               1,821,140
United Parcel Service, Inc. (Class B)                                                          23,000       1,821,140

Aluminum 0.67%                                                                                              1,137,500
Alcoa, Inc.                                                                                    35,000       1,137,500

Asset Management & Custody Banks 2.03%                                                                      3,468,850
State Street Corp.                                                                             77,000       3,468,850

Biotechnology 4.86%                                                                                         8,299,680
Amgen, Inc. (I)                                                                                87,000       4,941,600
Genzyme Corp. (I)(L)                                                                           64,000       3,358,080

Brewers 1.64%                                                                                               2,805,342
Anheuser-Busch Cos., Inc.                                                                      56,163       2,805,342

Broadcasting & Cable TV 7.98%                                                                              13,615,676
Comcast Corp. (Special Class A)                                                               115,125       3,343,230
DIRECTV Group, Inc. (The) (I)                                                                  84,642       1,419,446
News Corporation Ltd. (The) (Australia) (L)                                                   130,000       4,193,800
Time Warner, Inc. (L)                                                                         280,000       4,659,200

Communications Equipment 1.04%                                                                              1,767,320
Cisco Systems, Inc. (I)                                                                        92,000       1,767,320

Computer Hardware 2.07%                                                                                     3,541,060
Dell, Inc. (I)                                                                                101,000       3,541,060

Consumer Finance 0.95%                                                                                      1,622,720
Capital One Financial Corp.                                                                    22,000       1,622,720

Data Processing & Outsourced Services 2.06%                                                                 3,514,590
Automatic Data Processing, Inc.                                                                81,000       3,514,590

Diversified Commercial Services 1.45%                                                                       2,470,800
Cendant Corp.                                                                                 120,000       2,470,800

See notes to
financial statements.

10


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Diversified Metals & Mining 2.35%                                                                          $4,011,365
Freeport-McMoran Copper & Gold, Inc. (Class B)                                                110,750       4,011,365

Electric Utilities 1.12%                                                                                    1,904,240
Allegheny Energy, Inc. (I)                                                                    104,000       1,904,240

Electrical Components & Equipment 1.50%                                                                     2,562,000
Emerson Electric Co.                                                                           40,000       2,562,000

Gas Utilities 2.09%                                                                                         3,559,140
Southern Union Co. (I)                                                                        162,000       3,559,140

Gold 1.98%                                                                                                  3,373,920
Newmont Mining Corp.                                                                           71,000       3,373,920

Health Care Equipment 4.11%                                                                                 7,015,451
Boston Scientific Corp. (I)                                                                    50,000       1,765,000
Medtronic, Inc.                                                                                64,776       3,310,701
Zimmer Holdings, Inc. (I)(L)                                                                   25,000       1,939,750

Home Improvement Retail 1.68%                                                                               2,875,600
Home Depot, Inc. (The)                                                                         70,000       2,875,600

Household Products 3.36%                                                                                    5,727,020
Colgate-Palmolive Co.                                                                          71,000       3,168,020
Procter & Gamble Co. (The)                                                                     50,000       2,559,000

Hypermarkets & Super Centers 2.41%                                                                          4,110,691
Costco Wholesale Corp. (L)                                                                     30,000       1,438,200
Wal-Mart Stores, Inc.                                                                          49,564       2,672,491

Industrial Conglomerates 1.95%                                                                              3,326,950
3M Co.                                                                                         20,000       1,551,400
Tyco International Ltd. (Bermuda)                                                              57,000       1,775,550

Integrated Oil & Gas 2.60%                                                                                  4,435,742
Petro-Canada (Canada)                                                                          62,500       3,411,330
Petro-Canada, American Depositary Receipt (ADR) (Canada)                                       18,800       1,024,412

Internet Software & Services 2.76%                                                                          4,704,700
Yahoo! Inc. (I)(L)                                                                            130,000       4,704,700

Investment Banking & Brokerage 1.74%                                                                        2,966,700
Merrill Lynch & Co., Inc.                                                                      55,000       2,966,700

Multi-Line Insurance 0.53%                                                                                    910,650
American International Group, Inc.                                                             15,000         910,650

Oil & Gas Drilling 0.80%                                                                                    1,374,750
ENSCO International, Inc.                                                                      45,000       1,374,750

See notes to
financial statements.

11


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Oil & Gas Exploration & Production 1.19%                                                                   $2,028,000
Apache Corp.                                                                                   40,000       2,028,000

Other Diversified Financial Services 0.91%                                                                  1,552,950
Citigroup, Inc.                                                                                35,000       1,552,950

Pharmaceuticals 10.14%                                                                                     17,310,663
Abbot Laboratories                                                                             40,000       1,705,200
Alnylam Pharmaceuticals, Inc.                                                                 470,450       2,451,515
Johnson & Johnson                                                                              80,017       4,671,392
Pfizer, Inc.                                                                                  228,261       6,608,156
Shire Pharmaceuticals Group Plc (United Kingdom)                                               66,000       1,874,400

Precious Metals & Minerals 1.18%                                                                            2,007,320
Apex Silver Mines Ltd. (Cayman Islands) (I)(L)                                                107,000       2,007,320

Semiconductor Equipment 0.94%                                                                               1,610,000
Applied Materials, Inc. (I)(L)                                                                100,000       1,610,000

Soft Drinks 2.14%                                                                                           3,659,400
Coca-Cola Co. (The)                                                                            90,000       3,659,400

Specialty Stores 2.87%                                                                                      4,903,226
Staples, Inc. (L)                                                                              55,400       1,647,596
Tiffany & Co.                                                                                 111,000       3,255,630

Systems Software 4.47%                                                                                      7,631,474
Microsoft Corp.                                                                               272,650       7,631,474

Wireless Telecommunication Services 6.99%                                                                  11,931,740
Nextel Communications, Inc. (Class A) (I)(L)                                                  245,000       6,490,050
Vodafone Group Plc, ADR (United Kingdom)                                                      211,000       5,441,690

See notes to
financial statements.

12


FINANCIAL STATEMENTS

                                                                               Interest     Par value
Issuer, description, maturity date                                             rate             (000)           Value
Short-term investments 28.87%                                                                             $49,277,643
(Cost $49,277,643)

Joint Repurchase Agreement 12.54%                                                                          21,398,000
Investment in a joint repurchase agreement
transaction with Morgan Stanley --
Dated 10-29-04 due 11-01-04 (secured
by U.S. Treasury Bond 8.125% due
08-15-19, U.S. Treasury Note 5.875%
due 11-15-04, U.S. Treasury Inflation
Indexed Bonds 3.625% due 04-15-28
and 3.375% due 04-15-32 and U.S.
Treasury Inflation Indexed Notes 3.375%
thru 3.875% due 01-15-09 thru 01-15-12)                                        1.770%         $21,398      21,398,000

                                                                                               Shares
Cash Equivalents 16.33%                                                                                    27,879,643
AIM Cash Investment Trust (T)                                                              27,879,643      27,879,643

Total investments 116.50%                                                                                $198,836,013

Other assets and liabilities, net (16.50%)                                                               ($28,167,401)

Total net assets 100.00%                                                                                 $170,668,612

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2004.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.


FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industries.

                                     Value as a percentage
Industry sector distribution          of Fund's net assets
Consumer Discretionary                               12.54%
Consumer Staples                                      9.55
Energy                                                4.59
Financials                                            6.17
Health Care                                          19.12
Industrials                                           5.96
Information Technology                               13.34
Materials                                             6.17
Telecommunication Services                            6.99
Utilities                                             3.20
Short-term investments                               28.87

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $162,209,416)
  including $27,334,266 of securities loaned                     $177,438,013
Joint repurchase agreement (cost $21,398,000)                      21,398,000
Cash                                                                      859
Receivable for shares sold                                              2,305
Dividends and interest receivable                                      75,876
Other assets                                                           41,977

Total assets                                                      198,957,030

Liabilities
Payable for shares repurchased                                         88,907
Payable upon return of securities loaned                           27,879,643
Payable to affiliates
  Management fees                                                     108,813
  Distribution and service fees                                        10,720
  Other                                                                92,984
Other payables and accrued expenses                                   107,351

Total liabilities                                                  28,288,418

Net assets
Capital paid-in                                                   407,352,705
Accumulated net realized loss on investments
  and foreign currency transactions                              (251,883,241)
Net unrealized appreciation of investments                         15,228,597
Accumulated net investment loss                                       (29,449)

Net assets                                                       $170,668,612

Net asset value per share
Based on net asset values and shares outstanding --
  the Fund has an unlimited number of shares
  authorized with no par value
Class A ($131,642,638 [DIV] 14,234,340 shares)                          $9.25
Class B ($36,009,232 [DIV] 4,290,273 shares)                            $8.39
Class C ($3,016,742 [DIV] 359,554 shares)                               $8.39

Maximum offering price per share
Class A1 ($9.25 [DIV] 95%)                                              $9.74

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends (net of foreign withholding taxes of $5,911)             $1,571,040
Securities lending                                                     85,276
Interest                                                               20,990

Total investment income                                             1,677,306

Expenses
Investment management fees                                          1,439,084
Class A distribution and service fees                                 430,468
Class B distribution and service fees                                 448,849
Class C distribution and service fees                                  35,036
Transfer agent fees                                                 1,034,548
Printing                                                               84,140
Accounting and legal services fees                                     52,217
Professional fees                                                      42,021
Registration and filing fees                                           41,297
Miscellaneous                                                          33,384
Custodian fees                                                         26,203
Trustees' fees                                                         11,346
Interest                                                                6,599
Securities lending fees                                                 2,301

Total expenses                                                      3,687,493
Less expense reductions                                               (74,396)

Net expenses                                                        3,613,097

Net investment loss                                                (1,935,791)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments                                                        20,395,490
Foreign currency transactions                                         (71,123)

Change in net unrealized appreciation (depreciation)
  of investments                                                  (23,996,840)

Net realized and unrealized loss                                   (3,672,473)

Decrease in net assets from operations                            ($5,608,264)

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in the
Fund.
                                                     Year          Year
                                                    ended         ended
                                                 10-31-03      10-31-04

Increase (decrease) in net assets
From operations
Net investment loss                           ($1,915,137)  ($1,935,791)
Net realized gain                               2,702,645    20,324,367
Change in net unrealized
  appreciation (depreciation)                  28,948,933   (23,996,840)

Increase (decrease) in net assets
  resulting from operations                    29,736,441    (5,608,264)

From Fund share transactions                  (22,118,554)  (25,274,161)

Net assets
Beginning of period                           193,933,150   201,551,037

End of period 1                              $201,551,037  $170,668,612

1 Includes accumulated net investment loss of $28,700 and $29,449, respectively.

See notes to
financial statements.

FINANCIAL STATEMENTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-00 1  10-31-01 1  10-31-02 1  10-31-03    10-31-04
Per share operating performance
Net asset value,
  beginning of period                                   $25.04      $20.73      $10.38       $8.14       $9.54
Net investment loss 2                                    (0.23)      (0.13)      (0.10)      (0.07)      (0.08)
Net realized and unrealized
  gain (loss) on investments                             (1.48)      (9.42)      (2.14)       1.47       (0.21)
Total from
  investment operations                                  (1.71)      (9.55)      (2.24)       1.40       (0.29)
Less distributions
From net realized gain                                   (2.60)      (0.80)         --          --          --
Net asset value, end of period                          $20.73      $10.38       $8.14       $9.54       $9.25
Total return 3 (%)                                       (8.15)     (47.77)     (21.58)      17.20 4     (3.04) 4

Ratios and supplemental data
Net assets, end of period
  (in millions)                                           $421        $209        $140        $148        $132
Ratio of expenses
  to average net assets (%)                               1.36        1.59        1.75        1.86        1.71
Ratio of adjusted expenses
  to average net assets 5 (%)                               --          --          --        1.87        1.75
Ratio of net investment loss
  to average net assets (%)                              (0.97)      (0.99)      (0.96)      (0.82)      (0.83)
Portfolio turnover (%)                                     162         131         228         121          96

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                         10-31-00 1  10-31-01 1  10-31-02 1  10-31-03    10-31-04
Per share operating performance
Net asset value,
  beginning of period                                  $23.74      $19.40       $9.62       $7.49       $8.72
Net investment loss 2                                   (0.37)      (0.21)      (0.15)      (0.12)      (0.13)
Net realized and unrealized
  gain (loss) on investments                            (1.37)      (8.77)      (1.98)       1.35       (0.20)
Total from
  investment operations                                 (1.74)      (8.98)      (2.13)       1.23       (0.33)
Less distributions
From net realized gain                                  (2.60)      (0.80)         --          --          --
Net asset value, end of period                         $19.40       $9.62       $7.49       $8.72       $8.39
Total return 3 (%)                                      (8.79)     (48.12)     (22.14)      16.42 4     (3.78) 4

Ratios and supplemental data
Net assets, end of period
  (in millions)                                          $239         $88         $51         $50         $36
Ratio of expenses
  to average net assets (%)                              2.05        2.24        2.45        2.56        2.41
Ratio of adjusted expenses
  to average net assets 5 (%)                              --          --          --        2.57        2.45
Ratio of net investment loss
  to average net assets (%)                             (1.66)      (1.65)      (1.66)      (1.52)      (1.53)
Portfolio turnover (%)                                    162         131         228         121          96

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

Period ended                                        10-31-00 1  10-31-01 1  10-31-02 1  10-31-03    10-31-04
Per share operating performance
Net asset value,
  beginning of period                                 $23.73      $19.39       $9.61       $7.49       $8.71
Net investment loss 2                                  (0.37)      (0.20)      (0.15)      (0.12)      (0.13)
Net realized and unrealized
  gain (loss) on investments                           (1.37)      (8.78)      (1.97)       1.34       (0.19)
Total from
  investment operations                                (1.74)      (8.98)      (2.12)       1.22       (0.32)
Less distributions
From net realized gain                                 (2.60)      (0.80)         --          --          --
Net asset value, end of period                        $19.39       $9.61       $7.49       $8.71       $8.39
Total return 3 (%)                                     (8.80)     (48.15)     (22.06)      16.29 4     (3.67) 4

Ratios and supplemental data
Net assets, end of period
  (in millions)                                           $3          $4          $3          $4          $3
Ratio of expenses
  to average net assets (%)                             2.06        2.29        2.45        2.56        2.41
Ratio of adjusted expenses
  to average net assets 5 (%)                             --          --          --        2.57        2.45
Ratio of net investment loss
  to average net assets (%)                            (1.71)      (1.68)      (1.66)      (1.53)      (1.53)
Portfolio turnover (%)                                   162         131         228         121          96

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.


See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Large Cap Growth Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less, may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain
(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2004, the Fund loaned securities having a market value of $27,334,266 collateralized by cash in the amount of $27,879,643. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $251,391,766 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2009 -- $196,195,781 and October 31, 2010 -- $55,195,985.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund has an agreement with its custodian bank under which custody fees are reduced by brokerage commissions offsets applied during the year. Accordingly, the expense reductions related to custody fee offsets amounted to $2,220, and had no impact on the Fund's ratio of expenses to average net assets, for the year ended October 31, 2004.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of

Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $106,498 with regard to sales of Class A shares. Of this amount, $15,349 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $54,560 was paid as sales commissions to unrelated broker-dealers and $36,589 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $2,870 with regard to sales of Class C shares. Of this amount, $2,659 was paid as sales commissions to unrelated broker-dealers and $211 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $87,981 for Class B shares and $843 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $72,176 for the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $52,217. The Fund also paid the Adviser the amount of $1,069 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

                       Year ended 10-31-03           Year ended 10-31-04
                   Shares           Amount       Shares           Amount

Class A shares
Sold            1,307,717      $11,137,303    1,485,165      $14,230,630
Repurchased    (3,054,320)     (25,747,820)  (2,724,528)     (26,142,983)
Net decrease   (1,746,603)    ($14,610,517)  (1,239,363)    ($11,912,353)

Class B shares
Sold            1,154,106       $8,948,550    1,088,104       $9,378,493
Repurchased    (2,151,843)     (16,592,814)  (2,581,682)     (22,361,396)
Net decrease     (997,737)     ($7,644,264)  (1,493,578)    ($12,982,903)

Class C shares
Sold              118,376         $923,718      107,043         $939,829
Repurchased      (102,019)        (787,491)    (151,860)      (1,318,734)
Net increase
(decrease)         16,357         $136,227      (44,817)       ($378,905)

Net decrease   (2,727,983)    ($22,118,554)  (2,777,758)    ($25,274,161)

Note D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $181,191,501 and $226,598,903, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes, was $184,098,891. Gross unrealized appreciation and depreciation of investments aggregated $16,723,878 and $1,986,756, respectively, resulting in net unrealized appreciation of $14,737,122. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $71,324, a decrease in accumulated net investment loss of $1,935,042 and a decrease in capital paid-in of $2,006,366. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation, certain foreign currency adjustments and net operating loss. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

Note F
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Large Cap
Growth Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Large Cap Growth Fund (the "Fund") at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner,2 Born: 1938                                                              2004                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

Dennis S. Aronowitz, Born: 1931                                                             1988                21
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         1978                21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1991                21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              1996                21
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

29


Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William F. Glavin,2 Born: 1932                                                              1996                21
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore,2 Born: 1939                                                                  1996                31
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,2 Born: 1943                                                          1996                31
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

John W. Pratt, Born: 1931                                                                   1996                21
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).

30


Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     1988
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1984
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


  The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

  The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
  1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

-------------------------------------------------------------
Equity                      Balanced Fund
                            Classic Value Fund
                            Core Equity Fund
                            Focused Equity Fund
                            Growth Trends Fund
                            International Fund
                            Large Cap Equity Fund
                            Large Cap Growth Fund
                            Large Cap Select Fund
                            Mid Cap Growth Fund
                            Multi Cap Growth Fund
                            Small Cap Fund
                            Small Cap Equity Fund
                            Small Cap Growth Fund
                            Sovereign Investors Fund
                            U.S. Global Leaders Growth Fund

-------------------------------------------------------------
Sector                      Biotechnology Fund
                            Financial Industries Fund
                            Health Sciences Fund
                            Real Estate Fund
                            Regional Bank Fund
                            Technology Fund

-------------------------------------------------------------
Income                      Bond Fund
                            Government Income Fund
                            High Income Fund
                            High Yield Fund
                            Investment Grade Bond Fund
                            Strategic Income Fund

-------------------------------------------------------------
Tax-Free Income             California Tax-Free Income Fund
                            High Yield Municipal Bond Fund
                            Massachusetts Tax-Free Income Fund
                            New York Tax-Free Income Fund
                            Tax-Free Bond Fund

-------------------------------------------------------------
Money Market                Money Market Fund
                            U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site     On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy      www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered public accounting firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


How to contact us

Internet   www.jhfunds.com

Mail       Regular mail:                       Express mail:
           John Hancock                        John Hancock
           Signature Services, Inc.            Signature Services, Inc.
           1 John Hancock Way, Suite 1000      Mutual Fund Image Operations
           Boston, MA 02217-1000               529 Main Street
                                               Charlestown, MA 02129

Phone      Customer service representatives    1-800-225-5291
           24-hour automated information       1-800-338-8080
           TDD line                            1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
Large Cap Growth Fund.

2000A 10/04
      12/04

JOHN HANCOCK
Mid Cap
Growth Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]


CEO CORNER

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 15

Trustees & officers
page 30

For more information
page 33


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning --2.40% and --1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ James A. Shepherdson

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing at least
80% of its assets in
stocks of medium-
capitalization
companies (in the
capitalization range
of the Russell
Midcap Growth
Index) with above-
average earnings
growth.


Over the last twelve months

* The stock market ended higher, despite mounting uncertainty in the second half of the year.

* Growth stocks lagged value stocks, but mid-cap stocks came out ahead of their large- and small-cap counterparts.

* Disappointing stock selection in the technology and consumer discretionary sectors hurt Fund performance.


[Bar chart with heading "John Hancock Mid Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 1% with -2% at the bottom and 0% at the top. The first bar represents the -1.19% total return for Class A. The second bar represents the -1.94% total return for Class B. The third bar represents the -1.94% total return for Class C. The fourth bar represents the -0.47% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested.]


Top 10 holdings

 4.1%   Sotheby's Holdings, Inc. (Class A)
 4.0%   Comverse Technology, Inc.
 3.7%   Protein Design Labs, Inc.
 3.6%   Affiliated Managers Group, Inc.
 3.4%   Panera Bread Co.
 3.1%   BJ Services Co.
 3.0%   Medicines Co. (The)
 3.0%   Manpower, Inc.
 2.8%   Coach, Inc.
 2.8%   VERITAS Software Corp.

As a percentage of net assets on October 31, 2004.

BY THOMAS P. NORTON, CFA, PORTFOLIO MANAGER

MANAGER'S
REPORT

JOHN HANCOCK
Mid Cap Growth Fund

Stocks advanced for the year ended October 31, 2004, with the Standard & Poor's 500 Index returning 9.42%. The market rallied early on, as the economy rebounded and corporate earnings met or beat investor expectations. Pressures mounted, however, in the second half of the period. In particular, soaring energy prices and rising interest rates hampered both consumer and corporate spending. Earnings growth, while reasonable, disappointed investors who had expected stronger numbers. Geopolitical concerns, the U.S. presidential election and the sustainability of economic growth also weighed on the market. As investors struggled with an uncertain outlook, growth stocks trailed value stocks. Mid-cap stocks, however, fared well with the Russell MidCap Growth Index returning 8.77% over the 12-month period.

"Stocks advanced for the year
 ended October 31, 2004..."

Strategy and performance review

John Hancock Mid Cap Growth Fund remained diversified across industries with a bias toward economically sensitive sectors. Our bottom-up approach to stock selection focused on solid, well-run companies with strong earnings growth prospects. The Fund had sizable stakes in a handful of technology and consumer discretionary stocks that declined sharply during the period, resulting in disappointing performance. For the year ended October 31, 2004, the Fund's Class A, Class B, Class C and Class I shares returned -1.19%, -1.94%, -1.94%, and -0.47%, respectively, at net asset value. The Fund trailed the average mid-cap growth fund, which returned 5.25% during the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Long-term performance information can be found on pages six and seven.

Technology downdraft

After delivering strong performance in late 2003 and early 2004, technology stocks reversed course as many companies began reducing their tech-related purchases. By summer, many tech companies had missed earnings and revenues estimates. Disappointed investors sold their shares, causing stock prices to plummet. The Fund had good-sized investments in Foundry Networks, a networking company, as well as semiconductor manufacturers LTX and Broadcom. All three stocks suffered steep losses. We sold both Foundry and LTX as their business prospects had deteriorated, but kept Broadcom, which stands to benefit from upcoming new product launches. These and other sales reduced the Fund's sizable stake in technology.

[Photo of Thomas Norton flush right next to first paragraph.]

The Fund owned a few tech stocks that escaped the downturn and delivered very strong gains. They included Symantec, which makes Norton AntiVirus software, and Comverse Technology, a company that sells voice-mail software to wireless and wireline carriers. Both companies benefited from strong demand for their products.

Disappointments from consumer discretionary

LeapFrog Enterprises, an educational toy company, was another major detractor from performance. The stock suffered from increased competition as well as distribution issues that hurt the company's ability to maintain premium pricing. We sold our position because we were concerned that these could be long-term problems. During the year, we pared back on the Fund's retail investments amid worries that higher energy prices and interest rates would hurt consumer spending. We held on, however, to Coach, the leather goods retailer, which remained a top position and solid performer, thanks to good execution by management. We also kept a sizable stake in media names, despite disappointing performance for the year. We believe media stocks stand to do well once corporations increase spending on advertising.

"After delivering strong perfor-
 mance in late 2003 and early 2004,
 technology stocks
 reversed course..."

Positive contribution from health care

In health care, our focus remained on biotechnology and pharmaceutical companies. Biogen Idec, a biotechnology company with a new promising multiple sclerosis drug, did particularly well and was a top performer. Aetna US Healthcare, a health insurer, also generated very strong returns following restructuring and industry-wide price increases. We sold our stake in Aetna on concerns that price increases would slow and costs would rise. Protein Design Labs, another large investment, posted solid gains that helped returns. A biotech company that works with protein molecules to develop new drug treatments, it benefited from a steady revenue stream, partnerships with larger drug companies and upside potential from products in development. Offsetting some of these gains was Taro Pharmaceu ticals, a generic drug company. Taro's stock slid as inventory issues with some of its distributors surfaced and the company's new no-spill product for children got off to a slow start. Expecting these problems to be resolved, we maintained our position.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Information technology 23%, the second is Consumer discretionary 19%, the third is Health care 18%, the fourth is Industrials 17%, and the fifth is Energy 8%.]

Fuel from cyclical bias and energy

We boosted the Fund's stake in other economically sensitive areas, such as industrials and materials. Within industrials, the Fund benefited from owning Sotheby's Holdings, the art auction house, and Monster Worldwide, the well-known Internet job listing service. Within materials, our top performer was Crown Holdings, a company that makes cans for beverages and foods. The company's efforts to reduce costs and pay down loans helped fuel strong gains. As competition eased, the company was also able to raise prices.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into two sections (from top to left): Common stocks 99%, and Short-term investments & other 1%.]

Energy stocks produced huge returns, as tight supplies and growing demand pushed commodity prices to record levels. The Fund benefited from owning EOG Resources, an exploration and production company that owns a stake in the highly successful Barnett Shale in Texas. In addition, energy services companies, such as Smith International and BJ Services, did quite well as demand increased for their services.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Broadcom followed by a down arrow with the phrase "Missed earnings estimates, slowing demand for semiconductors." The second listing is Taro Pharmaceuticals followed by a down arrow with the phrase, "Inventory issues, ill-timed product launch." The third listing is EOG Resources followed by an up arrow with the phrase "Soaring commodity prices, productive oil field."]

Cautiously optimistic outlook

While we believe there are many reasons for optimism, we also recognize the potential for disruption in the market's progress. On the positive side, we think the economic recovery still has legs, with job growth potentially picking up. Interest rates remain at historically low levels, while inflation seems in check. Corporate balance sheets also are in good shape with historically high levels of cash that can be used for growth initiatives and continued innovation, or returned to shareholders through dividends or share repurchases. We expect to maintain the Fund's bias toward companies that will benefit from a continued recovery. However, sustained high energy prices, further interest rate hikes and possible global instability are all causes for concern that we plan to monitor closely as the year progresses.

"While we believe there are many rea-
 sons for optimism, we also recognize
 the potential for disruption in the
 market's progress."


This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. The manager's statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004

                              Class A      Class B      Class C      Class I 1

Inception date                11-1-93      11-1-93       6-1-98       3-1-02

Average annual returns with maximum sales charge (POP)
One year                        -6.09%       -6.84%       -2.92%       -0.47%
Five years                      -7.15        -7.20        -6.85           --
Ten years                        4.38         4.33           --           --
Since inception                    --           --        -2.37         1.54

Cumulative total returns with maximum sales charge (POP)
One year                        -6.09        -6.84        -2.92        -0.47
Five years                     -31.00       -31.17       -29.87           --
Ten years                       53.49        52.84           --           --
Since inception                    --           --       -14.28         4.17

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

                                                      Russell
             Cum Value    Cum Value                    Midcap
               of $10K      of $10K      S&P 500       Growth
Plot Date     (No Load)     (w/Load)       Index        Index

10-31-94       $10,000       $9,500      $10,000      $10,000
11-30-94         9,634        9,150        9,636        9,559
4-30-95         10,593       10,060       11,046       10,831
10-31-95        11,753       11,162       12,643       12,424
4-30-96         15,372       14,599       14,383       14,491
10-31-96        16,002       15,197       15,689       14,655
4-30-97         14,491       13,762       17,998       15,061
10-31-97        17,408       16,532       20,729       18,261
4-30-98         19,268       18,299       25,394       21,209
10-31-98        15,771       14,978       25,290       18,703
4-30-99         19,510       18,529       30,932       23,827
10-31-99        22,246       21,127       31,782       25,750
4-30-00         30,181       28,663       34,069       36,460
10-31-00        29,645       28,154       33,722       35,710
4-30-01         20,256       19,237       29,652       25,716
10-31-01        14,862       14,115       25,325       20,432
4-30-02         15,735       14,944       25,911       21,856
10-31-02        12,553       11,922       21,499       16,834
4-30-03         13,077       12,419       22,464       18,214
10-31-03        16,356       15,534       25,976       23,450
4-30-04         16,356       15,534       27,605       24,798
10-31-04        16,162       15,349       28,411       25,503

[Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the Standard & Poor's 500 Index and is equal to $28,411 as of October 31, 2004. The second line represents the Russell Midcap Growth Index and is equal to $25,503 as of October 31, 2004. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund, before sales charge, and is equal to $16,162 as of October 31, 2004. The fourth line represents the value of the same hypothetical investment made in the John Hancock Mid Cap Growth Fund, after sales charge, and is equal to $15,349 as of October 31, 2004.]


                                Class B 1    Class C 1    Class I 2
Period beginning               10-31-94       6-1-98       3-1-02
Mid Cap Growth Fund             $15,284       $8,572      $10,417
Index 1                          28,411       11,383       10,454
Index 2                          25,503       12,674       11,551

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Russell Midcap Growth Index -- Index 2 -- is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.


Account value                                              Expenses paid
$1,000.00                             Ending value         during period
on 4-30-04                             on 10-31-04        ended 10-31-04 1
--------------------------------------------------------------------------
Class A                                    $988.10                 $9.02
Class B                                     984.40                 12.47
Class C                                     984.40                 12.49
Class I                                     990.70                  5.29


Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.


Account value                                              Expenses paid
$1,000.00                             Ending value         during period
on 4-30-04                             on 10-31-04        ended 10-31-04 1
--------------------------------------------------------------------------
Class A                                  $1,016.07                 $9.14
Class B                                   1,012.57                 12.65
Class C                                   1,012.55                 12.66
Class I                                   1,019.82                  5.37


Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.80%, 2.50%, 2.50% and 1.06% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 99.44%                                                                                     $136,558,836
(Cost $126,408,283)

Advertising 1.79%                                                                                           2,461,680
Omnicom Group, Inc.                                                                            31,200       2,461,680

Aerospace & Defense 2.27%                                                                                   3,122,600
Engineered Support Systems, Inc.                                                               65,000       3,122,600

Airlines 1.44%                                                                                              1,975,400
AirTran Holdings, Inc. (I)                                                                    170,000       1,975,400

Apparel Retail 2.49%                                                                                        3,423,500
Urban Outfitters, Inc. (I)                                                                     83,500       3,423,500

Apparel, Accessories & Luxury Goods 2.82%                                                                   3,870,290
Coach, Inc. (I)                                                                                83,000       3,870,290

Application Software 2.03%                                                                                  2,788,099
BEA Systems, Inc. (I)                                                                         197,700       1,605,324
Manhattan Associates, Inc. (I)                                                                 57,500       1,182,775

Biotechnology 8.43%                                                                                        11,570,707
Biogen Idec, Inc. (I)(L)                                                                       47,450       2,759,692
Gilead Sciences, Inc. (I)(L)                                                                   56,000       1,939,280
Millennium Pharmaceuticals, Inc. (I)                                                          138,000       1,791,240
Protein Design Labs, Inc. (I)(L)                                                              265,300       5,080,495

Broadcasting & Cable TV 3.33%                                                                               4,572,300
Univision Communications, Inc. (Class A) (I)(L)                                                75,000       2,322,000
Westwood One, Inc. (I)                                                                         97,500       2,250,300

Communications Equipment 6.58%                                                                              9,031,021
Comverse Technology, Inc (I)(L)                                                               266,400       5,498,496
JDS Uniphase Corp. (I)(L)                                                                     582,500       1,846,525
McDATA Corp. (Class B) (I)                                                                    281,000       1,686,000


See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Computer Storage & Peripherals 2.30%                                                                       $3,158,180
Lexmark International, Inc. (I)                                                                38,000       3,158,180

Data Processing & Outsourced Services 2.58%                                                                 3,545,750
Affiliated Computer Services, Inc. (Class A) (I)                                               65,000       3,545,750

Diversified Commercial Services 5.54%                                                                       7,610,764
ChoicePoint, Inc. (I)                                                                          47,347       1,971,056
Sotheby's Holdings, Inc. (Class A) (I)                                                        301,750       5,639,708

Diversified Metals & Mining 3.44%                                                                           4,726,308
Freeport-McMoran Copper & Gold, Inc. (Class B)                                                 72,000       2,607,840
Phelps Dodge Corp.                                                                             24,200       2,118,468

Electronic Manufacturing Services 1.57%                                                                     2,158,728
Jabil Circuit, Inc. (I)(L)                                                                     88,800       2,158,728

Employment Services 4.85%                                                                                   6,663,050
Manpower, Inc.                                                                                 89,600       4,054,400
Monster Worldwide, Inc. (I)(L)                                                                 93,000       2,608,650

Health Care Equipment 3.67%                                                                                 5,036,940
Gen-Probe, Inc. (I)                                                                            76,000       2,663,040
Invitrogen Corp. (I)(L)                                                                        41,000       2,373,900

Health Care Services 0.96%                                                                                  1,324,674
Caremark Rx, Inc. (I)                                                                          44,200       1,324,674

Investment Banking & Brokerage 3.56%                                                                        4,886,000
Affiliated Managers Group, Inc. (I)(L)                                                         87,500       4,886,000

Leisure Products 2.69%                                                                                      3,691,112
Jarden Corp. (I)                                                                              105,100       3,691,112

Metal & Glass Containers 2.26%                                                                              3,096,847
Crown Holdings, Inc. (I)                                                                      272,850       3,096,847

Movies & Entertainment 1.46%                                                                                2,005,185
Radio One, Inc. (Class D) (I)(L)                                                              136,500       2,005,185

Oil & Gas Drilling 2.41%                                                                                    3,308,688
Rowan Cos., Inc. (I)                                                                          129,600       3,308,688

Oil & Gas Equipment & Services 5.56%                                                                        7,634,220
BJ Services Co. (I)(L)                                                                         82,500       4,207,500
Smith International, Inc. (I)(L)                                                               59,000       3,426,720

Paper Products 1.40%                                                                                        1,926,960
Smurfit-Stone Container Corp. (I)                                                             111,000       1,926,960


See notes to
financial statements.


11


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Personal Products 2.16%                                                                                    $2,963,550
Estee Lauder Cos., Inc. (The) (Class A)                                                        69,000       2,963,550

Pharmaceuticals 5.33%                                                                                       7,313,148
Medicines Co. (The) (I)(L)                                                                    153,500       4,089,240
Rigel Pharmaceuticals, Inc. (I)                                                                52,350       1,256,400
Taro Pharmaceutical Industries Ltd. (Israel) (I)(L)                                            74,050       1,967,508

Reinsurance 1.48%                                                                                           2,036,670
RenaissanceRe Holdings Ltd. (Bermuda)                                                          43,500       2,036,670

Restaurants 3.43%                                                                                           4,715,550
Panera Bread Co. (I)(L)                                                                       135,000       4,715,550

Semiconductor Equipment 2.37%                                                                               3,254,975
ASML Holding NV (NY Reg Shares) (Netherlands) (I)(L)                                           87,000       1,239,750
Broadcom Corp. (Class A) (I)                                                                   74,500       2,015,225

Specialty Stores 2.30%                                                                                      3,161,225
Bed Bath & Beyond, Inc. (I)                                                                    77,500       3,161,225

Systems Software 4.32%                                                                                      5,929,242
Symantec Corp. (I)(L)                                                                          37,500       2,135,250
VERITAS Software Corp. (I)                                                                    173,400       3,793,992

Trading Companies & Distributors 2.62%                                                                      3,595,473
Fastenal Co.                                                                                   65,100       3,595,473


                                                                              Interest    Par value
Issuer, description, maturity date                                            rate            (000)             Value
Short-term investments 32.43%                                                                             $44,530,246
(Cost $44,530,246)

Joint Repurchase Agreement 0.81%                                                                            1,115,000
Investment in a joint repurchase agreement transaction with
Morgan Stanley -- Dated 10-29-04, due 11-01-04 (secured
by U.S. Treasury Bond 8.125% due 08-15-19, U.S.
Treasury Note 5.875% due 11-15-04, U.S. Treasury
Inflation Indexed Bonds 3.375% thru 3.625% due
04-15-28 thru 04-15-32, and U.S. Treasury Inflation Indexed
Notes 3.375% thru 3.875% due 01-15-09 thru 01-15-12)                          1.770%         $1,115         1,115,000


                                                                                             Shares
Cash Equivalents 31.62%                                                                                    43,415,246
AIM Cash Investment Trust (T)                                                            43,415,246        43,415,246


See notes to
financial statements.


12


FINANCIAL STATEMENTS

Total investments 131.87%                                                                                $181,089,082

Other assets and liabilities, net (31.87%)                                                               ($43,760,739)

Total net assets 100.00%                                                                                 $137,328,343



(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2004.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industries.


Sector distribution            Value as a percentage of Fund's net assets
-------------------------------------------------------------------------
Consumer Discretionary                                             18.68%
Consumer Staples                                                    2.16
Energy                                                              7.97
Financials                                                          5.04
Health Care                                                        18.38
Industrials                                                        16.72
Information Technology                                             23.39
Materials                                                           7.10
Short-term investments                                             32.43


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


Assets
Investments at value (cost $170,938,529)
including $42,477,696 of securities loaned                       $181,089,082
Cash                                                                      530
Receivable for shares sold                                              5,521
Dividends and interest receivable                                      18,164
Other assets                                                           26,223

Total assets                                                      181,139,520

Liabilities
Payable for shares repurchased                                        134,179
Payable upon return of securities loaned                           43,415,246
Payable to affiliates
Management fees                                                        98,134
Distribution and service fees                                           9,136
Other                                                                  75,268
Other payables and accrued expenses                                    79,214

Total liabilities                                                  43,811,177

Net assets
Capital paid-in                                                   219,979,074
Accumulated net realized loss on investments                      (92,779,923)
Net unrealized appreciation of investments                         10,150,553
Accumulated net investment loss                                       (21,361)

Net assets                                                       $137,328,343

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($97,871,816 [DIV] 11,750,765 shares)                           $8.33
Class B ($33,962,886 [DIV] 4,472,853 shares)                            $7.59
Class C ($2,983,722 [DIV] 392,859 shares)                               $7.59
Class I ($2,509,919 [DIV] 295,143 shares)                               $8.50

Maximum offering price per share
Class A 1 ($8.33 [DIV] 95%)                                             $8.77


1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
 operating the
Fund. It also
shows net gains
(losses) for the
period stated.


Investment income
Securities lending                                                   $249,387
Dividends (net of foreign withholding taxes of $167)                  212,101
Interest                                                               14,818

Total investment income                                               476,306

Expenses
Investment management fees                                          1,223,563
Class A distribution and service fees                                 313,108
Class B distribution and service fees                                 424,589
Class C distribution and service fees                                  32,670
Class A, B and C transfer agent fees                                  782,832
Class I transfer agent fees                                             1,425
Printing                                                               52,355
Registration and filing fees                                           48,068
Accounting and legal services fees                                     41,644
Custodian fees                                                         34,800
Professional fees                                                      32,436
Miscellaneous                                                          27,600
Trustees' fees                                                          9,091
Securities lending fees                                                 7,369
Interest                                                                3,711

Total expenses                                                      3,035,261
Less expense reductions                                               (56,364)

Net expenses                                                        2,978,897

Net investment loss                                                (2,502,591)

Realized and unrealized gain (loss)
Net realized gain on investments                                   16,496,734
Change in net unrealized appreciation
(depreciation) of investments                                     (16,196,116)

Net realized and unrealized gain                                      300,618

Decrease in net assets from operations                            ($2,201,973)


See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in
the Fund.


                                                           Year          Year
                                                          ended         ended
                                                       10-31-03      10-31-04

Increase (decrease) in net assets
From operations

Net investment loss                                 ($2,569,314)  ($2,502,591)
Net realized gain                                    16,717,797    16,496,734
Change in net unrealized
appreciation (depreciation)                          23,244,385   (16,196,116)

Increase (decrease) in net assets
resulting from operations                            37,392,868    (2,201,973)
From Fund share transactions                        (13,076,268)  (21,349,161)

Net assets
Beginning of period                                 136,562,877   160,879,477

End of period 1                                    $160,879,477  $137,328,343


1 Includes accumulated net investment loss of $20,809 and $21,361, respectively.


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $12.85      $16.03       $7.66       $6.47       $8.43
Net investment loss 1                                    (0.17)      (0.12)      (0.11)      (0.11)      (0.12)
Net realized and unrealized
gain (loss) on investments                                4.23       (7.48)      (1.08)       2.07        0.02
Total from
investment operations                                     4.06       (7.60)      (1.19)       1.96       (0.10)
Less distributions
From net realized gain                                   (0.88)      (0.77)         --          --          --
Net asset value, end of period                          $16.03       $7.66       $6.47       $8.43       $8.33
Total return 2 (%)                                       33.26      (49.87)     (15.54)      30.29       (1.19)

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $176         $85         $85        $107         $98
Ratio of expenses
to average net assets (%)                                 1.46        1.63        1.89        1.98        1.75
Ratio of adjusted expenses
to average net assets 3 (%)                                 --          --          --          --        1.79
Ratio of net investment loss
to average net assets (%)                                (1.08)      (1.13)      (1.52)      (1.62)      (1.44)
Portfolio turnover (%)                                     146         211         267 4       183          75



See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $12.22      $15.08       $7.13       $5.98       $7.74
Net investment loss 1                                    (0.27)      (0.18)      (0.16)      (0.15)      (0.17)
Net realized and unrealized
gain (loss) on investments                                4.01       (7.00)      (0.99)       1.91        0.02
Total from
investment operations                                     3.74       (7.18)      (1.15)       1.76       (0.15)
Less distributions
From net realized gain                                   (0.88)      (0.77)         --          --          --
Net asset value, end of period                          $15.08       $7.13       $5.98       $7.74       $7.59
Total return 2 (%)                                       32.30      (50.24)     (16.13)      29.43       (1.94)

Ratios and supplemental data
Net assets, end of period
(in millions)                                             $241        $101         $46         $48         $34
Ratio of expenses
to average net assets (%)                                 2.16        2.33        2.56        2.67        2.45
Ratio of adjusted expenses
to average net assets 3 (%)                                 --          --          --          --        2.49
Ratio of net investment
loss to average net assets (%)                           (1.78)      (1.83)      (2.20)      (2.31)      (2.14)
Portfolio turnover (%)                                     146         211         267 4       183          75



See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $12.21      $15.07       $7.13       $5.99       $7.74
Net investment loss 1                                    (0.27)      (0.18)      (0.16)      (0.15)      (0.17)
Net realized and unrealized
gain (loss) on investments                                4.01       (6.99)      (0.98)       1.90        0.02
Total from
investment operations                                     3.74       (7.17)      (1.14)       1.75       (0.15)
Less distributions
From net realized gain                                   (0.88)      (0.77)         --          --          --
Net asset value, end of period                          $15.07       $7.13       $5.99       $7.74       $7.59
Total return 2 (%)                                       32.32      (50.21)     (15.99)      29.22       (1.94)

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $5          $3          $2          $3          $3
Ratio of expenses
to average net assets (%)                                 2.16        2.33        2.58        2.68        2.45
Ratio of adjusted expenses
to average net assets 3 (%)                                 --          --          --          --        2.49
Ratio of net investment loss
to average net assets (%)                                (1.80)      (1.83)      (2.21)      (2.32)      (2.14)
Portfolio turnover (%)                                     146         211         267 4       183          75



See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS I SHARES

Period ended                                          10-31-02 5  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                      $8.16       $6.51       $8.54
Net investment loss 1                                    (0.06)      (0.06)      (0.06)
Net realized and unrealized
gain (loss) on investments                               (1.59)       2.09        0.02
Total from
investment operations                                    (1.65)       2.03       (0.04)
Net asset value, end of period                           $6.51       $8.54       $8.50
Total return 2 (%)                                      (20.22)6     31.18       (0.47)

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $3          $3          $3
Ratio of expenses
to average net assets (%)                                 1.46 7      1.22        1.02
Ratio of net investment loss
to average net assets (%)                                (1.00)7     (0.85)      (0.71)
Portfolio turnover (%)                                     267 4       183          75


1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Does not take into consideration expense reductions during the period shown.

4 Excludes merger activity.

5 Class I shares began operations on 3-1-02.

6 Not annualized.

7 Annualized.


See notes to
financial statements.

NOTES TO
STATEMENTS


Note A
Accounting policies

John Hancock Mid Cap Growth Fund (the "Fund") is a diversified series of John Hancock Invest ment Trust III, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains

(losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2004, the Fund loaned securities having a market value of $42,477,696 collateralized by cash in the amount of $43,415,246. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $92,779,923 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2008 -- $821,684, October 31, 2009 -- $66,951,793 and October 31, 2010 --
$25,006,446. Availability of a certain amount of loss carryforward, which was acquired on June 7, 2002 in a merger, may be limited in a given year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the

Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $94,720 with regard to sales of Class A shares. Of this amount, $12,207 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $61,329 was paid as sales commissions to unrelated broker-dealers and $21,184 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $1,411 with regard to sales of Class C shares. Of this amount, $1,309 was paid as sales commissions to unrelated broker-dealers and $102 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $78,082 for Class B shares and $219 for Class C shares.

The Fund has a transfer agent agreement with John Han cock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accord ingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $56,364 for the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $41,644. The Fund also paid the Adviser the amount of $662 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.


                                 Year ended 10-31-03                     Year ended 10-31-04
                           Shares             Amount              Shares              Amount
Class A shares
Sold                    2,334,794        $16,511,673           1,967,512         $16,799,745
Repurchased            (2,850,728)       (19,782,837)         (2,857,998)        (24,115,884)
Net decrease             (515,934)       ($3,271,164)           (890,486)        ($7,316,139)

Class B shares
Sold                      913,561         $6,171,951             902,062          $6,933,222
Repurchased            (2,400,880)       (15,429,942)         (2,635,622)        (20,261,037)
Net decrease           (1,487,319)       ($9,257,991)         (1,733,560)       ($13,327,815)

Class C shares
Sold                      128,247           $829,129             120,684            $934,329
Repurchased              (122,444)          (789,063)           (144,186)         (1,101,394)
Net increase (decrease)     5,803            $40,066             (23,502)          ($167,065)

Class I shares
Sold                      173,708         $1,227,046              57,520            $502,107
Repurchased              (259,133)        (1,814,225)           (120,524)         (1,040,249)
Net decrease              (85,425)         ($587,179)            (63,004)          ($538,142)

Net decrease           (2,082,875)      ($13,076,268)         (2,710,552)       ($21,349,161)


Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $114,730,163 and $135,067,302, respectively.

The cost of investments owned on October 31, 2004, including short-term invest ments, for federal income tax purposes, was $170,938,529. Gross unrealized appreciation and depreciation of investments aggregated $20,193,368 and $10,042,815, respectively, resulting in net unrealized appreciation of $10,150,553.

Note E
Reclassification
of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $1,224,157, a decrease in accumulated net investment loss of $2,502,039 and a decrease in capital paid-in of $3,726,196. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation, net operating loss and expiring capital loss on carryforward. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

Note F
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the

Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Registered Public
Accounting Firm


To the Board of Trustees and Shareholders of John Hancock Mid Cap Growth Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Mid Cap Growth Fund (the "Fund") at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.



Independent Trustees

Name, age                                                                                                      Number of
Position(s) held with Fund                                                                  Trustee         John Hancock
Principal occupation(s) and other                                                           of Fund       funds overseen
directorships during past 5 years                                                           since 1           by Trustee
Charles L. Ladner, 2 Born: 1938                                                              2004                     49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

Dennis S. Aronowitz, Born: 1931                                                              1996                     21
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                          1996                     21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                              1996                     21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                               1993                     21
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).


30




Name, age                                                                                                      Number of
Position(s) held with Fund                                                                  Trustee         John Hancock
Principal occupation(s) and other                                                           of Fund       funds overseen
directorships during past 5 years                                                           since 1           by Trustee
William F. Glavin, 2 Born: 1932                                                              1993                     21
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                  1993                     31
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                          1993                     31
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

John W. Pratt, Born: 1931                                                                    1993                     21
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).




Non-Independent Trustees 3

Name, age                                                                                                      Number of
Position(s) held with Fund                                                                  Trustee         John Hancock
Principal occupation(s) and other                                                           of Fund       funds overseen
directorships during past 5 years                                                           since 1           by Trustee
James A. Shepherdson, Born: 1952                                                             2004                     49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).




31


Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                       Officer
Principal occupation(s) and                                                                                      of Fund
directorships during past 5 years                                                                                  since
William H. King, Born: 1952                                                                                         1993
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                         1993
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.



The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone         On the Fund's Web site   On the SEC's Web site

1-800-225-5291   www.jhfunds.com/proxy    www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


How to contact us

Internet   www.jhfunds.com

Mail       Regular mail:                     Express mail:
           John Hancock                      John Hancock
           Signature Services, Inc.          Signature Services, Inc.
           1 John Hancock Way, Suite 1000    Mutual Fund Image Operations
           Boston, MA 02217-1000             529 Main Street
                                             Charlestown, MA 02129

Phone      Customer service representatives  1-800-225-5291
           24-hour automated information     1-800-338-8080
           TDD line                          1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
Mid Cap Growth Fund.

3900A  10/04
       12/04

JOHN HANCOCK
International Fund

10.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 16

Trustees & officers
page 33

For more information
page 37


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
normally investing
at least 80%
of its assets
in stocks of
foreign companies.

Over the last twelve months

* International stock markets moved higher amid global economic improvement.

* While strong on absolute terms, the Fund's results lagged its benchmark index because of its focus on growth stocks, which trailed value stocks.

* Positions in Hong Kong, Mexico and Russia added value relative to the benchmark.

[Bar chart with heading "John Hancock International Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2004." The chart is scaled in increments of 5 with 0% at the bottom and 15% at the top. The first bar represents the 9.18% total return for Class
A. The second bar represents the 8.43% total return for Class B. The third bar represents the 8.43% total return for Class C. The fourth bar represents the 10.16% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.7%   America Movil SA de CV
 2.2%   Esprit Holdings Ltd.
 2.1%   WMC Resources Ltd.
 2.1%   Carnival Plc
 2.1%   Morrison (Wm.) Supermarkets Plc
 2.1%   Sanofi-Aventis SA
 2.0%   Sumitomo Mitsui Financial Group, Inc.
 2.0%   Rank Group Plc
 1.9%   Deutsche Telekom AG
 1.8%   News Corp. Ltd. (The)

As a percentage of net assets on October 31, 2004.

BY HORACIO A. VALEIRAS, CFA, FOR THE NICHOLAS-APPLEGATE CAPITAL
MANAGEMENT PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
International Fund

International stock prices climbed higher during the year ended October 31, 2004, adding to impressive gains from the prior twelve months. U.S.-based investors further benefited from the appreciation of many foreign currencies versus the U.S. dollar, as this boosted international equity performance in dollar terms.

In late 2003 and early 2004, overseas stock markets rose steadily against a backdrop of global economic improvement, rising corporate earnings and surging commodity prices. Equities retrenched in the spring and summer, however, as headwinds that had been in place for much of the year overwhelmed investors, including rising oil prices, terrorism fears and higher U.S. interest rates. Interna tional stock markets resumed their upward path in August, buoyed by a number of favorable developments. For example, investors seemed to become more comfortable with the outlook for emerging markets, especially China's ability to engineer a soft landing for its booming economy.

"Equity performance was
 strong worldwide, with
 stocks in nearly every market
 posting solid increases."

Equity performance was strong worldwide, with stocks in nearly every market posting solid increases. In Japan, the economy continued to gradually recover, and business confidence rose to a level unseen in more than a decade. In the United Kingdom, unemployment was low, consumer spending was brisk and corporate profitability was the highest it had been since 1999. Stock market gains were particularly strong in smaller European markets. For instance, equities were up more than 30% on average in Norway and Russia, as these energy-producing countries benefited from high oil and natural gas prices.

From a sector perspective, equity gains were also broad-based. The information technology sector was the only group to generate a negative return, as tech stocks fell on evidence of weakening demand and building inventories. In contrast, energy and materials companies were among the best performers, driven by robust global demand for commodities, such as oil, steel and coal.

Fund performance explained

For the 12 months ended October 31, 2004, John Hancock International Fund's Class A, Class B, Class C and Class I shares gained 9.18%, 8.43%, 8.43% and 10.16%, respectively, at net asset value. During the same period, the average international multi-cap growth fund advanced 13.15%, according to Lipper, Inc.,1 while the benchmark MSCI All Country World Free Ex-U.S. Index rose 16.67%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

The Fund's return was strong in absolute terms, as positions in the majority of countries and sectors registered solid gains. On a comparative basis, however, the Fund lagged its benchmark. Consistent with our investment philosophy, the Fund's holdings are concentrated in growth stocks, while the MSCI All Country World Free Ex-U.S. Index contains both growth and value names. This difference in style hurt the Fund's relative performance because investors demonstrated a strong preference for value stocks this period. Issue selection in the United Kingdom, the Netherlands and among financials and industrials was also unfavorable.

"...positions in Hong Kong, Mexico
 and Russia added value relative to
 the benchmark."

Positive stock selection

On a positive note, positions in Hong Kong, Mexico and Russia added value relative to the benchmark. Stock selection drove outperformance in Hong Kong, while both stock selection and overweight positions were advantageous in Mexico and Russia. In addition, select positions in the consumer staples, energy and telecommunication services sectors favorably impacted results versus the index.

Top-performing stocks included Sino Land, a Hong Kong real estate firm that experienced a decline in financing costs; Precision Drilling, a Canadian oilfield services company which benefited from high energy prices; and America Movil, a Mexican wireless communications provider that saw robust subscriber growth. Among the decliners were ASM International, a Dutch semiconductor equipment manufacturer which experienced a softening in orders;

Samsung Heavy Industries, a South Korean producer of ships and construction equipment that was hurt by rising raw material costs; and British Sky Broadcasting, a U.K. satellite television operator which suffered from disappointing subscriber growth.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Diversified banks 13%, the second is Integrated telecommunication services 7%, the third is Wireless telecommunication services 6%, the fourth is Pharmaceuticals 4%, and the fifth is Integrated oil & gas 3%.]

Fund moves

During the period, there were changes in the Fund's country and sector weightings that resulted from our stock-by-stock investment decisions. Assets were shifted from emerging nations in the Asia Pacific region, most notably Taiwan and South Korea, in favor of opportunities identified in developed European countries, such as Germany and Italy. Changes in sector exposures included a decrease in the Fund's information technology holdings and an increase in consumer discretionary and telecommunication services stocks.

Holdings remained well diversified at the end of the period, with broad representation across countries and sectors. Compared to the benchmark, the Fund was overweight stocks in developed and emerging Asian countries and underweight developed European countries. The Fund was overweight consumer discretionary and telecommunication services stocks and underweight energy companies, financials and utilities.

[Bar chart at middle of page with heading "Top five countries As a percentage of net assets on 10-31-04." The chart is divided into five sections: Japan 22%, United Kingdom 17%, Germany 8%, France 5% and Hong Kong 5%.]

Outlook

We are cautiously optimistic in our outlook for international equities. On the plus side, expectations are that economies in both developed and emerging countries will show solid growth in 2005. In many developing nations, inflation has remained relatively subdued, and higher commodity prices are helping a number of economies, particularly in Latin America. However, the more widespread effects of steep energy prices, as well as ongoing concerns about global security, are likely to remain on investors' minds. In addition, market participants are expected to closely monitor signs of slower economic growth in the United States, which would impact American demand for local market exports.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Sino Land followed by an up arrow with the phrase "Decline in financing costs." The second listing is Precision Drilling followed by an up arrow with the phrase "Benefited from high energy costs." The third listing is British Sky Broadcasting followed by a down arrow with the phrase "Disappointing subscriber growth."]

Regardless of what the future holds, we remain committed to our bottom-up stock selection process and continue to find exciting investment opportunities overseas. While the pace of economic activity has moderated in many countries, corporate earnings continue to grow. In addition, recent analysis we've done suggests that, if history is a guide, value stocks' leadership of the past several years is unlikely to continue much longer. By consistently applying our growth-oriented investment approach, we are confident in our ability to produce strong, long-term performance for shareholders.

"We are cautiously optimistic in our
 outlook for international equities."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004

                              Class A      Class B      Class C      Class I 1
Inception date                 1-3-94       1-3-94       6-1-98       3-1-02

Average annual returns with maximum sales charge (POP)
One year                         3.67%        3.43%        7.43%       10.16%
Five years                      -9.35        -9.39        -9.07           --
Ten years                       -2.33        -2.38           --           --
Since inception                    --           --        -5.37         4.44

Cumulative total returns with maximum sales charge (POP)
One year                         3.67         3.43         7.43        10.16
Five years                     -38.78       -38.93       -37.85           --
Ten years                      -21.02       -21.40           --           --
Since inception                    --           --       -29.82        12.30

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the MSCI All Country World Free Ex-U.S. Index.

                                             MSCI
                                      All Country
             Cum Value    Cum Value         World
               of $10K      of $10K        Ex-U.S.
Plot Date     (No Load)     (w/Load)   Free Index

10-31-94       $10,000       $9,500       $10,000
11-30-94         9,353        8,880         9,503
4-30-95          9,340        8,869         9,801
10-31-95         9,504        9,024         9,622
4-30-96         10,368        9,844        10,789
10-31-96        10,158        9,645        10,435
4-30-97         10,474        9,945        10,673
10-31-97         9,831        9,335        10,743
4-30-98         11,466       10,887        12,177
10-31-98        10,382        9,858        11,060
4-30-99         11,796       11,201        12,849
10-31-99        12,904       12,252        13,622
4-30-00         13,606       12,919        14,665
10-31-00        11,594       11,009        13,150
4-30-01          9,594        9,110        11,934
10-31-01         7,582        7,199         9,677
4-30-02          7,840        7,444        10,392
10-31-02         6,257        5,941         8,443
4-30-03          6,257        5,941         8,579
10-31-03         7,619        7,234        10,709
4-30-04          8,171        7,758        11,818
10-31-04         8,318        7,898        12,492

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $12,492 as of October 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund, before sales charge, and is equal to $8,318 as of October 31, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $7,898 as of October 31, 2004.]

                                  Class B 1    Class C 1    Class I 2
Period beginning                 10-31-94       6-1-98       3-1-02
International Fund                 $7,860       $7,018      $11,230
Index                              12,492       10,576       12,532

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index is an unmanaged index of freely traded stocks of foreign companies.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.

Account value                   Expenses paid
$1,000.00      Ending value     during period
on 4-30-04      on 10-31-04    ended 10-31-04 1
-----------------------------------------------
Class A           $1,018.00             $8.76
Class B            1,014.50             12.19
Class C            1,014.50             12.35
Class I            1,022.10              5.17

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|        $8,600.00 / $1,000.00 = 8.6 | X $|    from table    | =  actual
|                 /                  |    |                  |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                  Expenses paid
$1,000.00      Ending value    during period
on 4-30-04      on 10-31-04   ended 10-31-04 1
----------------------------------------------
Class A           $1,016.45            $8.75
Class B            1,013.03            12.19
Class C            1,012.87            12.34
Class I            1,020.02             5.17

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.73%, 2.41%, 2.44% and 1.02% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into four main categories: common stocks, preferred stocks, securities-linked warrants and short-term investments. The common and preferred stocks and securities-linked warrants are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer, description                                                                            Shares           Value
Common stocks 94.81%                                                                                      $89,547,664
(Cost $80,626,485)

Australia 4.52%                                                                                             4,267,339
Aristocrat Leisure Ltd. (Casinos & Gaming)                                                     86,022         552,941
News Corp. Ltd. (The) (Movies & Entertainment)                                                210,358       1,695,316
WMC Resources Ltd. (Diversified Metals & Mining)                                              399,737       2,019,082

Belgium 1.08%                                                                                               1,024,569
InBev (Brewers)                                                                                28,757       1,024,569

Brazil 0.90%                                                                                                  854,588
Empresa Brasileira de Aeronautica SA, American
Depositary Receipts (ADR) (Aerospace & Defense)                                                32,200         854,588

Canada 4.18%                                                                                                3,950,984
ATI Technologies, Inc. (Semiconductors) (I)                                                    47,200         851,960
Molson, Inc. (A Shares) (Brewers)                                                              36,500         939,470
Petro-Canada (Integrated Oil & Gas)                                                            20,700       1,129,832
Precision Drilling Corp. (Oil & Gas Drilling) (I)                                              16,700       1,029,722

China 0.52%                                                                                                   494,231
PetroChina Co., Ltd. (Integrated Oil & Gas)                                                   944,000         494,231

Finland 1.67%                                                                                               1,577,465
Nokia Oyj (ADR) (Communications Equipment)                                                     69,900       1,077,858
Stora Enso Oyj (R Shares) (Paper Products)                                                     34,900         499,607

France 5.07%                                                                                                4,785,296
Alcatel SA (Communications Equipment) (I)                                                       9,249         135,598
BNP Paribas SA (Diversified Banks)                                                             14,908       1,017,481
Dassault Systemes SA (Application Software)                                                    32,643       1,661,221
Sanofi-Aventis SA (Pharmaceuticals)                                                            26,888       1,970,996

See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer, description                                                                            Shares           Value
Germany 7.24%                                                                                              $6,834,890
Adidas-Salomon AG (Apparel, Accessories & Luxury Goods)                                         7,205       1,009,301
Bayer AG (Diversified Chemicals)                                                               49,761       1,416,419
Bayerische Hypo- und Vereinsbank AG (Diversified Banks) (I)                                    50,287         988,142
Deutsche Telekom AG (Integrated Telecommunication Services) (I)                                91,230       1,755,328
Merck KGaA (Pharmaceuticals)                                                                   17,078         954,753
Metro AG (Hypermarkets & Super Centers)                                                        14,879         710,947

Greece 0.85%                                                                                                  803,795
Greek Organisation of Football Prognostics SA (Casinos & Gaming)                                1,850          37,820
Hellenic Telecommunications Organization SA
(Integrated Telecommunication Services)                                                        49,320         765,975

Hong Kong 4.76%                                                                                             4,498,494
Esprit Holdings Ltd. (Apparel Retail)                                                         388,300       2,075,350
Hutchison Whampoa Ltd. (Industrial Conglomerates)                                             124,000         951,898
Sino Land Co., Ltd. (Real Estate Management & Development)                                  1,722,000       1,471,246

Indonesia 1.27%                                                                                             1,196,296
PT Indonesian Satellite Corp Tbk (ADR)
(Integrated Telecommunication Services)                                                        45,800       1,196,296

Italy 4.27%                                                                                                 4,031,802
ENI SpA (Integrated Oil & Gas)                                                                 61,372       1,397,536
Saipem SpA (Oil & Gas Equipment & Services)                                                   122,606       1,417,924
Telecom Italia Mobile SpA (Wireless Telecommunication Services)                               205,798       1,216,342

Japan 22.05%                                                                                               20,823,644
Asahi Glass Co., Ltd. (Building Products)                                                     104,000         956,886
Canon, Inc. (Office Electronics)                                                               23,200       1,146,193
Fuji Photo Film Co., Ltd. (Photographic Products)                                              43,000       1,470,433
Matsushita Electric Industrial Co., Ltd. (Consumer Electronics)                                89,000       1,292,207
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)                            132,000       1,395,315
Mizuho Financial Group, Inc. (Diversified Banks)                                                  430       1,661,345
Rohm Co., Ltd. (Semiconductors)                                                                 8,800         904,440
Shin-Etsu Chemical Co., Ltd. (Specialty Chemicals)                                             35,400       1,347,648
SMC Corp. (Industrial Machinery)                                                                8,900         954,232
Sumitomo Corp. (Trading Companies & Distributors)                                             143,000       1,065,813
Sumitomo Mitsui Financial Group, Inc. (Diversified Banks)                                         291       1,894,001
T&D Holdings, Inc. (Life & Health Insurance)                                                   24,200       1,069,866
Tokyo Gas Co., Ltd. (Gas Utilities)                                                           255,000         951,492
Toppan Printing Co., Ltd. (Commercial Printing)                                               102,000         986,662
Toyota Motor Corp. (Automobile Manufacturers)                                                  31,200       1,217,230

See notes to
financial statements.


11


FINANCIAL STATEMENTS


Issuer, description                                                                            Shares           Value
Japan (continued)
UFJ Holdings, Inc. (Diversified Banks) (I)                                                        306       1,422,180
Yamanouchi Pharmaceutical Co., Ltd. (Pharmaceuticals)                                          29,600       1,087,701

Malaysia 1.01%                                                                                                958,434
Telekom Malaysia Berhad (Integrated Telecommunication Services)                               316,700         958,434

Mexico 2.65%                                                                                                2,503,600
America Movil SA de CV (ADR) (Wireless Telecommunication Services)                             56,900       2,503,600

Netherlands 4.58%                                                                                           4,323,990
ASM International NV (Semiconductor Equipment) (I)                                             35,307         513,112
ING Groep NV (Other Diversified Financial Services)                                            35,923         953,594
Royal Numico NV (Packaged Foods & Meats) (I)                                                   47,552       1,607,216
Vedior NV (Employment Services)                                                                84,822       1,250,068

Norway 0.54%                                                                                                  508,258
Telenor ASA (Integrated Telecommunication Services)                                            63,723         508,258

Philippines 0.52%                                                                                             486,940
Philippine Long Distance Telephone Co.
(Integrated Telecommunication Services) (I)                                                    19,400         486,940

South Korea 2.63%                                                                                           2,483,454
Hyundai Motor Co., Global Depositary Receipts (GDR)
(Automobile Manufacturers) (S)                                                                 16,700         405,007
Hyundai Motor Co. (Automobile Manufacturers)                                                    8,260         400,641
LG Electronics, Inc. (Consumer Electronics)                                                    29,720       1,677,806

Spain 1.65%                                                                                                 1,558,686
Banco Bilbao Vizcaya Argentaria SA (Diversified Banks)                                         99,056       1,558,686

Switzerland 3.09%                                                                                           2,917,044
Actelion Ltd. (Biotechnology) (I)                                                               7,190         819,868
Synthes, Inc. (Health Care Equipment)                                                           7,770         825,213
UBS AG (Diversified Capital Markets)                                                           17,708       1,271,963

Taiwan 1.10%                                                                                                1,039,505
Asustek Computer, Inc. (GDR) (Computer Storage & Peripherals) (S)(T)                          469,260       1,039,505

Thailand 1.43%                                                                                              1,354,730
Shin Corp. Pcl (Wireless Telecommunication Services)                                          600,800         585,218
True Corp. Pcl (Integrated Telecommunications Services) (I)                                 5,056,000         769,512

United Kingdom 17.23%                                                                                      16,269,630
Aegis Group Plc (Advertising)                                                                 718,737       1,346,872
BPB Plc (Building Products)                                                                   183,345       1,415,575
Carnival Plc (Hotels, Resorts & Cruise Lines)                                                  37,948       2,009,273

See notes to
financial statements.


12


FINANCIAL STATEMENTS

Issuer, description                                                                            Shares           Value
United Kindom (continued)
HSBC Holdings Plc (Diversified Banks)                                                          98,863       1,597,444
Man Group Plc (Asset Management & Custody Banks)                                               55,789       1,339,616
Morrison (Wm) Supermarkets Plc (Food Retail)                                                  482,777       2,008,958
Rank Group Plc (Leisure Facilities)                                                           352,092       1,850,028
Royal Bank of Scotland Group Plc (Diversified Banks)                                           56,667       1,670,942
United Business Media Plc (Publishing)                                                        173,287       1,518,590
Vodafone Group Plc (Wireless Telecommunication Services)                                      590,088       1,512,332

Issuer, description                                                                                             Value
Preferred stocks 1.03%                                                                                       $972,565
(Cost $948,524)

Germany 1.03%                                                                                                 972,565
ProSiebenSat.1 Media AG (Broadcasting & Cable TV)                                              54,109         972,565

Issuer, description                                                                             Value
Securities-linked warrants 1.52%                                                                           $1,438,220
(Cost $1,327,943)

India 0.01%                                                                                                    15,473
Hindustan Lever Ltd. (Household Products) (I)(Q)                                              115,000          15,473

Taiwan 1.51%                                                                                                1,422,747
Cathay Financial Holding Co., Ltd (Life & Health Insurance) (I)(R)                            741,000       1,418,185
United Microelectronics Corp. (Electrical Components
& Equipment) (I)(R)                                                                             7,552           4,562

                                                                              Interest      Par value
Issuer, description, maturity date                                            rate              (000)           Value
Short-term investments 0.31%                                                                                 $290,000
(Cost $290,000)

Joint Repurchase Agreement 0.31%                                                                              290,000
Investment in a joint repurchase agreement transaction with
Morgan Stanley -- Dated 10-29-04, due 11-01-04 (secured
by U.S. Treasury Bond 8.125% due 08-15-19, U.S. Treasury
Note 5.875% due 11-15-04, U.S. Treasury Inflation Indexed
Bonds 3.625% due 04-15-28 and 3.375% due 04-15-32,
and U.S. Treasury Inflation Indexed Notes 3.375% thru
3.875% due 01-15-09 thru 01-15-12)                                            1.77%              $290         290,000

See notes to
financial statements.


13



Total investments 97.67%                                                                                  $92,248,449

Other assets and liabilities, net 2.33%                                                                    $2,202,653

Total net assets 100.00%                                                                                  $94,451,102


(I) Non-income-producing security.

(Q) Credit-linked warrant.

(R) Equity-linked warrant.

(S) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,444,512 or 1.53% of the Fund's net assets as of October 31, 2004.

(T) Issuer is an affiliate of John Hancock Advisers, LLC.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industries.

Industry distribution                Value as a percentage of Fund's net assets
-------------------------------------------------------------------------------
Advertising                                                               1.43%
Aerospace & Defense                                                       0.90
Apparel, Accessories & Luxury Goods                                       1.07
Apparel Retail                                                            2.20
Application Software                                                      1.76
Asset Management & Custody Banks                                          1.42
Automobile Manufacturers                                                  2.14
Biotechnology                                                             0.87
Brewers                                                                   2.08
Broadcasting & Cable TV                                                   1.03
Building Products                                                         2.51
Casinos & Gaming                                                          0.63
Commercial Printing                                                       1.04
Communications Equipment                                                  1.28
Computer Storage & Peripherals                                            1.10
Consumer Electronics                                                      3.14
Diversified Banks                                                        12.50
Diversified Capital Markets                                               1.35
Diversified Chemicals                                                     1.50
Diversified Metals & Mining                                               2.14
Electrical Components & Equipment                                         0.01
Employment Services                                                       1.32
Food Retail                                                               2.13
Gas Utilities                                                             1.01
Health Care Equipment                                                     0.87
Hotels Resorts & Cruise Lines                                             2.13
Household Products                                                        0.02
Hypermarkets & Super Centers                                              0.75
Industrial Conglomerates                                                  1.01
Industrial Machinery                                                      1.01
Integrated Oil & Gas                                                      3.20
Integrated Telecommunication Services                                     6.82
Leisure Facilities                                                        1.96
Life & Health Insurance                                                   2.63
Movie & Entertainment                                                     1.79
Office Electronics                                                        1.21
Oil & Gas Drilling                                                        1.09
Oil & Gas Equipment & Services                                            1.50
Other Diversified Financial Services                                      1.01
Packaged Foods & Meats                                                    1.70
Paper Products                                                            0.53
Pharmaceuticals                                                           4.25
Photographic Products                                                     1.56
Publishing                                                                1.61
Real Estate Management & Development                                      3.03
Semiconductor                                                             1.86
Semiconductor Equipment                                                   0.54
Specialty Chemicals                                                       1.43
Trading Companies & Distributors                                          1.13
Wireless Telecommunication Services                                       6.16
Short-term investments                                                    0.31

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value
Unaffiliated issuers (cost $82,226,715)                           $91,208,944
Affiliated issuers (cost $966,237)                                  1,039,505
Cash                                                                      316
Foreign cash, at value (cost $479,769)                                480,719
Receivable for investments sold                                    12,128,891
Receivable for shares sold                                              1,107
Dividends and interest receivable                                     147,043
Other assets                                                           14,921

Total assets                                                      105,021,446

Liabilities
Payable for investments purchased                                  10,240,692
Payable for shares repurchased                                         77,308
Payable to affiliates
Management fees                                                        89,876
Distribution and service fees                                           8,552
Other                                                                  52,565
Other payables and accrued expenses                                   101,351

Total liabilities                                                  10,570,344

Net assets
Capital paid-in                                                   155,370,546
Accumulated net realized loss on investments
and foreign currency transactions                                 (69,963,607)
Net unrealized appreciation of investments
and translation of assets and liabilities
in foreign currencies                                               8,993,899
Accumulated net investment income                                      50,264

Net assets                                                        $94,451,102

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($63,694,820 [DIV] 9,396,405 shares)                            $6.78
Class B ($25,659,464 [DIV] 4,074,782 shares)                            $6.30
Class C ($3,808,192 [DIV] 604,588 shares)                               $6.30
Class I ($1,288,626 [DIV] 185,743 shares)                               $6.94

Maximum offering price per share
Class A 1 ($6.78 [DIV] 95%)                                             $7.14

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends (including $11,326 received from affiliated issuers
and net of foreign withholding taxes of $228,492)                  $1,725,268
Interest                                                               18,503

Total investment income                                             1,743,771

Expenses
Investment management fees                                            890,991
Class A distribution and service fees                                 194,517
Class B distribution and service fees                                 291,837
Class C distribution and service fees                                  37,685
Class A, B and C transfer agent fees                                  631,501
Class I transfer agent fees                                               604
Custodian fees                                                         49,469
Registration and filing fees                                           46,587
Professional fees                                                      35,462
Printing                                                               27,397
Accounting and legal services fees                                     26,861
Miscellaneous                                                          24,882
Interest                                                                5,668
Trustees' fees                                                          5,547

Total expenses                                                      2,269,008
Less expense reductions                                               (32,667)

Net expenses                                                        2,236,341

Net investment loss                                                  (492,570)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments                                                        17,410,585
Foreign currency transactions                                        (832,294)

Change in net unrealized appreciation (depreciation) of
Investments                                                        (8,033,807)
Translation of assets and liabilities in foreign currencies           (60,854)

Net realized and unrealized gain                                    8,483,630

Increase in net assets from operations                             $7,991,060

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in
the Fund.
                                                     Year          Year
                                                    ended         ended
                                                 10-31-03      10-31-04
Increase (decrease) in net assets

From operations

Net investment loss                             ($332,738)    ($492,570)
Net realized gain                               3,128,084    16,578,291
Change in net unrealized
appreciation (depreciation)                    10,775,633    (8,094,661)

Increase in net assets
resulting from operations                      13,570,979     7,991,060

From Fund share transactions                   71,228,289   (10,403,583)

Net assets
Beginning of period                            12,064,357    96,863,625

End of period 1                               $96,863,625   $94,451,102


1 Includes accumulated net investment income (loss) of ($20,791) and $50,264, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.95       $9.45       $6.18       $5.10       $6.21
Net investment loss 1                                    (0.04)      (0.05)      (0.04)      (0.04)      (0.02)
Net realized and unrealized
gain (loss) on investments                               (1.01)      (3.22)      (1.04)       1.15        0.59
Total from
investment operations                                    (1.05)      (3.27)      (1.08)       1.11        0.57
Less distributions
From net realized gain                                   (0.45)         --          --          --          --
Net asset value, end of period                           $9.45       $6.18       $5.10       $6.21       $6.78
Total return 2,3 (%)                                    (10.15)     (34.60)     (17.48)      21.76        9.18

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $15          $8          $6         $62         $64
Ratio of expenses
to average net assets (%)                                 1.88        2.23        2.38        2.45        2.04
Ratio of adjusted expenses
to average net assets 4 (%)                               3.44        3.83        4.43        3.00        2.07
Ratio of net investment loss
to average net assets (%)                                (0.43)      (0.65)      (0.68)      (0.63)      (0.27)
Portfolio turnover (%)                                     163         278         228 5       216 5       201

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.55       $9.04       $5.86       $4.81       $5.81
Net investment loss 1                                    (0.12)      (0.10)      (0.08)      (0.07)      (0.06)
Net realized and unrealized
gain (loss) on investments                               (0.94)      (3.08)      (0.97)       1.07        0.55
Total from
investment operations                                    (1.06)      (3.18)      (1.05)       1.00        0.49
Less distributions
From net realized gain                                   (0.45)         --          --          --          --
Net asset value, end of period                           $9.04       $5.86       $4.81       $5.81       $6.30
Total return 2,3 (%)                                    (10.65)     (35.18)     (17.92)      20.79        8.43

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $12          $6          $5         $30         $26
Ratio of expenses
to average net assets (%)                                 2.57        2.93        3.08        3.15        2.74
Ratio of adjusted expenses
to average net assets 4 (%)                               4.13        4.53        5.13        3.70        2.77
Ratio of net investment loss
to average net assets (%)                                (1.13)      (1.34)      (1.38)      (1.28)      (0.98)
Portfolio turnover (%)                                     163         278         228 5       216 5       201

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


Period ended                                          10-31-00    10-31-01    10-31-02    10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                                     $10.57       $9.05       $5.87       $4.81       $5.81
Net investment loss 1                                    (0.11)      (0.10)      (0.08)      (0.06)      (0.06)
Net realized and unrealized
gain (loss) on investments                               (0.96)      (3.08)      (0.98)       1.06        0.55
Total from
investment operations                                    (1.07)      (3.18)      (1.06)       1.00        0.49
Less distributions
From net realized gain                                   (0.45)         --          --          --          --
Net asset value, end of period                           $9.05       $5.87       $4.81       $5.81       $6.30
Total return 2,3 (%)                                    (10.72)     (35.14)     (18.06)      20.79        8.43

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $1          $1          $1          $3          $4
Ratio of expenses
to average net assets (%)                                 2.57        2.93        3.08        3.15        2.73
Ratio of adjusted expenses
to average net assets 4 (%)                               4.13        4.53        5.13        3.70        2.76
Ratio of net investment loss
to average net assets (%)                                (1.07)      (1.35)      (1.38)      (1.11)      (0.96)
Portfolio turnover (%)                                     163         278         228 5       216 5       201

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES

Period ended                                  10-31-02 6  10-31-03    10-31-04
Per share operating performance
Net asset value,
beginning of period                              $6.18       $5.12       $6.30
Net investment income (loss) 1                   (0.01)       0.03        0.04
Net realized and unrealized
gain (loss) on investments                       (1.05)       1.15        0.60
Total from
investment operations                            (1.06)       1.18        0.64
Net asset value, end of period                   $5.12       $6.30       $6.94
Total return 2,3 (%)                            (17.15) 7    23.05       10.16

Ratios and supplemental data
Net assets, end of period
(in millions)                                       $1          $1          $1
Ratio of expenses
to average net assets (%)                         2.04 8      1.60        1.17
Ratio of adjusted expenses
to average net assets 4 (%)                       4.09 8      2.15          --
Ratio of net investment income (loss)
to average net assets (%)                        (0.34) 8     0.58        0.60
Portfolio turnover (%)                             228 5       216 5       201


1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Does not take into consideration expense reductions during the periods shown.

5 Excludes merger activity.

6 Class I shares began operations on 3-01-02.

7 Not annualized.

8 Annualized.

FINANCIAL HIGHLIGHTS

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock International Fund (the "Fund") is a diversified series of John Hancock Investment III Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days may be valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribu tion and service fees, if any, and transfer agent fees for Class I shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Securities-linked warrants

The Fund may buy and sell securities-linked warrants. The Fund purchases the equity-linked and credit-linked warrants from a broker, who in turn purchases the underlying securities in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the underlying securities are sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock or unit of fixed income security, therefore the price, performance and liquidity of the warrant are all directly linked to the underlying investments. The warrants can be redeemed for 100% of the value of the underlying securities, less transaction costs. Securities-linked warrants are subject to risks related to the counterparty's ability to perform under the contract, and to the market risk of the underlying holding. The Fund may also suffer losses if it is unable to sell outstanding securities-linked warrants or reduce its exposure through offsetting transactions.

Forward foreign currency
exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions. The Fund had no open forward foreign currency exchange contracts on October 31, 2004.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $71,426,399 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2005 -- $99,966, October 31, 2006 -- $1,234,369,
October 31, 2007 -- $442,948, October 31, 2008 -- $51,797,156, October
31, 2009 -- $13,925,126 and October 31, 2010 -- $3,926,834.
Availability of a certain amount of the carryforwards which were acquired on June 7, 2002 in a merger with John Hancock International Equity Fund, on May 9, 2003 in mergers with John Hancock European Equity Fund and John Hancock Global Fund and in a merger with John Hancock Pacific Basin Equity Fund on September 26, 2003, may be limited in a given year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, the components of distributable earnings on a tax basis included $1,689,144 of undistributed long-term capital gain.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $200,000,000, (c) 0.75% of the next
$200,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management, LLC. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's total expenses excluding the distribution and service fees and transfer agent fees, to 1.27% of the Fund's average daily net asset value, at least until February 28, 2005. There were no expense reductions related to this total expense limitation for the year ended October 31, 2004. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $56,958 with regard to sales of Class A shares. Of this amount, $7,452 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $34,221 paid as sales commissions to unrelated broker-dealers and $15,285 paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICO"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $4,616 with regard to sales of Class C shares. Of this amount, $4,569 was paid as sales commissions to unrelated broker-dealers and $47 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $51,459 for Class B shares and $980 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value. Signature Services agreed to limit Class A, Class B and Class C shares' transfer agent fees to 0.78% of each class's average daily net asset value, at least until February 28, 2005. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $32,667 for the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $26,861. The Fund also paid the Adviser the amount of $865 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other
John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as another asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganizations and repurchased during the last two periods, along with the corresponding dollar value.

                                 Year ended 10-31-03         Period ended 10-31-04
                              Shares          Amount        Shares          Amount
Class A shares
Sold                       1,647,644      $9,092,862     1,973,699     $13,194,450
Issued in reorganization   9,576,643      51,258,116            --              --
Repurchased               (2,256,593)    (12,418,091)   (2,637,147)    (17,370,134)
Net increase (decrease)    8,967,694     $47,932,887      (663,448)    ($4,175,684)

Class B shares
Sold                         452,210      $2,359,494     1,369,403      $8,533,931
Issued in reorganization   4,660,904      23,715,852            --              --
Repurchased                 (894,451)     (4,591,171)   (2,491,843)    (15,289,617)
Net increase (decrease)    4,218,663     $21,484,175    (1,122,440)    ($6,755,686)

Class C shares
Sold                         193,720        $972,776       317,706      $1,985,539
Issued in reorganization     313,872       1,607,553            --              --
Repurchased                 (129,277)       (641,150)     (254,252)     (1,557,702)
Net increase (decrease)      378,315      $1,939,179        63,454        $427,837

Class I shares
Sold                         177,491        $978,406        42,406        $290,627
Repurchased                 (201,766)     (1,106,358)      (28,340)       (190,677)
Net increase (decrease)      (24,275)      ($127,952)       14,066         $99,950

Net increase (decrease)   13,540,397     $71,228,289    (1,708,368    ($10,403,583)

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $196,385,344 and $210,816,258, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes, was $83,419,305. Gross unrealized appreciation and depreciation of investments aggregated $10,175,655 and $1,346,511, respectively, resulting in net unrealized appreciation of $8,829,144. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 2004 is set forth below.


                               Beginning     Ending
                                   share      share     Realized     Dividend         Ending
Affiliate                         amount     amount         gain       income          value
Asustek Computer, Inc. GDR 144A
bought: 426,600 shares
sold: none                            --    469,260*          --      $11,326     $1,039,505

Totals                                                                $11,326     $1,039,505

* Reflects 10% stock dividend, record date August 9, 2004.

Note F
Reclassification of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $832,193, an increase in accumulated net investment income of $563,625 and a decrease in capital paid-in of $1,395,818. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation, for net operating loss and certain foreign currency adjustments. The calculation of net investment income (loss) per share in the Fund's Fi nan cial Highlights excludes these adjustments.

Note G
Reorganizations

On May 7, 2003, the shareholders of John Hancock Global Fund ("Global Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Global Fund in exchange for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax-free exchange of 6,558,929 Class A shares, 1,864,356 Class B shares and 130,784 of Class C shares of the Fund for the net assets of the Global Fund, which amounted to $34,316,962, $9,149,332 and $642,073 for Class A, Class B and Class C shares of the Global Fund, respectively, including the total of $1,730,018 of unrealized appreciation, after the close of business on May 9, 2003.

On May 7, 2003, the shareholders of John Hancock European Equity Fund ("European Equity Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the European Equity Fund in exchange for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax- free exchange of 889,585 Class A shares, 1,099,066 Class B shares and 48,954 Class C shares of the Fund for the net assets of the European Equity Fund, which amounted to $4,654,400, $5,393,668 and $240,336 for Class A, Class B and Class C shares of the European Equity Fund, respectively, including the total of $1,183,872 of unrealized appreciation, after the close of business on May 9, 2003.

On September 24, 2003, the shareholders of John Hancock Pacific Basin Equities Fund ("Pacific Basin Equities Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Pacific Basin Equities Fund in exchange for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax-free exchange of 2,128,129 Class A shares, 1,697,482 Class B shares and 134,134 Class C shares of the Fund for the net assets of the Pacific Basin Equities Fund, which amounted to $12,286,754, $9,172,852 and $725,144 for Class
A, Class B and Class C shares of the Pacific Basin Equities Fund, respectively, including the total of $3,956,781 of unrealized appreciation, after the close of business on September 26, 2003.

Note H
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock International Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Fund (the "Fund") at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             2004                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

Dennis S. Aronowitz, Born: 1931                                                             1996                21
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         1996                21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1996                21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              1994                21
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).


33


Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William F. Glavin, 2 Born: 1932                                                             1994                21
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                 1994                31
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,2 Born: 1943                                                          1994                31
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

John W. Pratt, Born: 1931                                                                   1994                21
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).


34


Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

---------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

---------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

---------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

---------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

---------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Sub-Investment adviser

Nicholas-Applegate Capital
Management, LLC
600 West Broadway
San Diego, CA 92101

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


How to contact us

Internet  www.jhfunds.com

Mail      Regular mail:                         Express mail:
          John Hancock                          John Hancock
          Signature Services, Inc.              Signature Services, Inc.
          1 John Hancock Way, Suite 1000        Mutual Fund Image Operations
          Boston, MA 02217-1000                 529 Main Street
                                                Charlestown, MA 02129

Phone     Customer service representatives      1-800-225-5291
          24-hour automated information         1-800-338-8080
          TDD line                              1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
International Fund.

4000A  10/04
       12/04

ITEM 2.  CODE OF ETHICS.

As of the end of the period, October 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

William F. Glavin is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $92,300 for the fiscal year ended October 31, 2003 (broken out as follows:
John Hancock International Fund - $34,400, John Hancock Large Cap Growth Fund - $32,500 and John Hancock Mid Cap Growth Fund - $25,400) and $96,900 for the fiscal year ended October 31, 2004 (broken out as follows: John Hancock International Fund - $36,100, John Hancock Large Cap Growth Fund - $34,100 and John Hancock Mid Cap Growth Fund - $26,700). These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2003 and fiscal year ended October 31, 2004 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $9,800 for the fiscal year ended October 31, 2003 (broken out as follows: John Hancock International Fund - $3,500, John Hancock Large Cap Growth Fund - $3,500 and John Hancock Mid Cap Growth Fund
- $2,800) and $10,300 for the fiscal year ended October 31, 2004 (broken out as follows: John Hancock International Fund - $3,700, John Hancock Large Cap Growth Fund - $3,700 and John Hancock Mid Cap Growth Fund - $2,900). The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended October 31, 2003 and fiscal year ended October 31, 2004 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2003 and October 31, 2004 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended October 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $9,800 for the fiscal year ended October 31, 2003 and $66,762 for the fiscal year ended October 31, 2004.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal accounting officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Contact person at the registrant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust III


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    December 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:   December 21, 2004

By:
    -----------------------
    William H. King
    Vice President and Treasurer

Date:   December 21, 2004